SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2012

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

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Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 236-5211

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 5, 2012, First PacTrust Bancorp, Inc. ("First PacTrust") filed a Current Report on Form 8-K to report under Item 2.01 the completion of its acquisition of Beach Business Bank.  In that filing, First PacTrust indicated under Item 9.01 that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K.  This amendment is being filed to provide such financial information.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired
The audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.1.

The unaudited statement of financial condition as of June 30, 2012 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of Beach Business Bank for the six months ended June 30, 2012 and 2011 are filed as Exhibit 99.2.

The audited consolidated financial statements of Gateway Bancorp as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 are filed as Exhibit 99.3.

The unaudited consolidated balance sheet as of June 30, 2012 and unaudited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Gateway Bancorp for the six months ended June 30, 2012 and 2011 are filed as Exhibit 99.4.

(b)	Pro forma financial information

The required unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and the unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 are filed as Exhibit 99.5.  The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP.

23.2	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP.

99.1
Audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.2 to First PacTrust’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.2
Unaudited statement of financial condition as of June 30, 2012 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of Beach Business Bank for the six months ended June 30, 2012 and 2011 (filed herewith).

99.3
Audited consolidated financial statements of Gateway Bancorp as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to First PacTrust’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.4
Unaudited consolidated balance sheet as of June 30, 2012 and unaudited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Gateway Bancorp for the six months ended June 30, 2012 and 2011 (filed herewith).

99.5
Unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: September 17, 2012	By:	/s/ Richard Herrin
Richard Herrin
Executive Vice President, Chief Administrative officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP.

23.2	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP.
99.1
Audited financial statements of Beach Business Bank as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.2 to First PacTrust’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.2
Unaudited statement of financial condition as of June 30, 2012 and unaudited statements of income, comprehensive income, changes in shareholders’ equity and cash flows of Beach Business Bank for the six months ended June 30, 2012 and 2011 (filed herewith).

99.3
Audited consolidated financial statements of Gateway Bancorp as of December 31, 2011 and 2010 and for each of the years in the two-year period ended December 31, 2011 (filed as Exhibit 99.1 to First PacTrust’s Current Report on Form 8-K/A filed on April 10, 2012 and incorporated herein by reference).

99.4
Unaudited consolidated balance sheet as of June 30, 2012 and unaudited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of Gateway Bancorp for the six months ended June 30, 2012 and 2011 (filed herewith).

99.5
Unaudited pro forma combined condensed consolidated statement of financial condition as of June 30, 2012 and unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 (filed herewith).